THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Taiwan Equity Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in equity securities issued by companies located in or deriving revenue from the Republic of China. Daiwa Asset Management (H.K.) Ltd. acts as the Fund's Investment Manager. National Capital Management Corp. of Taiwan, acts as the Fund's Investment Adviser.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Stock Exchange of Singapore ("SES"). The Fund understands that its shares may trade periodically on certain exchanges other than that of the NYSE or the SES, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TYW". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Hong Kong at (011-852) 2521-0166, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter numbers noted immediately above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or (781) 575-2000, or by writing to The Taiwan Equity Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                   July 15, 1998
DEAR SHAREHOLDERS:

    We are pleased to present the Semi-Annual Report of The Taiwan Equity Fund, Inc. (the "Fund") for the six months ended June 30, 1998.

STOCK MARKET REVIEW

    The Taiwan Weighted Index ("TWI") declined 7.8% from 8,187 to 7,548 during the first six months of 1998. During the same period, the New Taiwan Dollar
(TWD) depreciated from TWD 32.64 to 34.35 against one US dollar ("USD"). Consequently, the TWI lost 12.4% in USD terms during the period.

    The Taiwan stock market tumbled 10% in early January 1998 due to a worsening of the Asian financial crisis led by Indonesia and the accompanying plunge of most stock markets in the region. However, both bargain-hunting interest and gradually stabilizing Asian currencies helped the market bottom out in the second half of January. A rebound in the US market and better-than-expected corporate earnings of major Taiwanese high-tech companies also enhanced investors' buying interests. Following the rebound in late January, the market surged 13.8% to close at 9,202 in February 1998 mainly due to: 1) abundant foreign funds inflow and the strong rebound of most Asian markets; and 2) optimism about the electronics sector as a result of increasing demand for Pentium II PCs and sub-$1000 PCs.

    However, earnings warnings by Intel, Motorola and Compaq in early March, plus sharply declining DRAM chip prices, hurt overall sentiment and generated huge selling pressure for high-tech shares since March. The Asian financial crisis continued to reverberate in the first half of 1998. Worsening financial conditions and much lower economic growth in several Asian countries continue to impact both currency and equity markets in Taiwan. The market continued to decline in the second quarter as a result of both internal and external factors. Internal factors include a weakening TWD-induced capital outflow, sluggish export and import figures, tight market liquidity due to the Central Bank's intervention to support the TWD, as well as worse-than-expected PC and semiconductor demand. External factors include continuing depreciation of the Japanese yen, worsening economic conditions across Asia, and sharply lower equity markets in the Asia-Pacific region.

ECONOMIC REVIEW AND OUTLOOK

TRADE

    During the first six months of 1998, exports declined by 7.1% year-on-year ("YOY") to USD 54.5 billion, while imports declined by 3.5% to USD 53.3 billion. This resulted in a trade surplus of USD 1.2 billion, a 65% decline when compared to the previous year. Exports posted negative growth (especially in textiles, petrochemicals, and steel products) mainly due to sluggish demand from the Asia-Pacific region and the relatively strong TWD compared to other Asian currencies. Fortunately, exports to Europe and America continued to grow because of their better economic conditions. Imports also posted negative growth as a result of decreasing domestic demand in view of the bleak economic conditions.

    Export orders during the first five months of 1998 declined by 3.3% YOY, which signaled that exports in the third quarter would be weak. The decline also stemmed from the Asian financial crisis, which started in mid-1997. Demand from the rest of Asia will most likely remain contracted for the remainder of 1998. However, the Fund's management believes that exports may improve slightly over the second half of the year considering

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
that period is usually the peak season for computer products. Overall, due to the sluggish economic conditions in Asia and deceleration of US demand growth, the Taiwanese government revised its negative projections for 1998 export growth to -3.4% YOY and import growth to -1.5% YOY.

INFLATION

    The Consumer Price Index rose 1.6% YOY during the first six months of 1998. Excluding the food component, which rose 3.6% YOY as a result of crop damage, inflation rose only 0.9% YOY during that period. Despite the TWD depreciation, inflation was much lower than the Taiwanese government's forecast of 3.1% YOY for the year because of falling international raw material prices. In 1998, inflation will not be a concern considering the weakness in most global commodity prices, which is contributing to a general reduction in inflationary pressure.

EXCHANGE RATE

    In the first half of 1998, the TWD depreciated from 32.64 to 34.35 against one USD. After sharp depreciation in the fourth quarter of 1997, the TWD stayed between 32 to 33 against one USD for the first four months of 1998. The TWD then gradually devalued to 34.35 because of Taiwan's weak exports and the depreciation of Asian currencies during the period. For the second half of 1998, the TWD may move in line with the Japanese yen and other Asian currencies. As long as the yen and other regional currencies remain firm, the TWD may strengthen and stay below 35.0 against one USD.

MONEY SUPPLY

    Growth in the M2 money supply trended downward to an average of 8.6% YOY during the first five months of 1998. M2 growth was slow due to an overall slowdown in expansion of loans and investments. M1b money supply growth declined from 11.5% YOY in January to 2.1% YOY in May, with an average of 5.6% YOY. Growth in the M1b declined because of the bleak economic outlook and worry over TWD depreciation, which induced investors to shift their funds from demand deposits to time deposits or foreign currency deposits. Despite the weak demand from Asia, in the second half of the year the Fund's management expects that M2 growth will continue to stay between 8.0 to 9.0% YOY due to increasing loan demands in Taiwan to finance several big infrastructure projects. The M1b may rebound slightly considering Taiwan's more actively trading stock market, boosting measures from Japan to support the yen and its accompanying positive view of TWD currency, which may reverse the capital outflow trend.

INTEREST RATES AND MONETARY POLICY

    Short-term rates have come down from 7.5% in February 1998 to about 6.7% in June. Several major Taiwanese banks reduced their short-term deposit rates but, at the same time, raised their 1 to 2 year deposit rates due to concern over longer-term liquidity. Despite poor economic conditions, Taiwan's Central Bank, at its June 1998 Policy Meeting, had been reluctant to further ease monetary policy further due to depreciation pressure on the TWD.

    Looking forward, the Central Bank's top priority in monetary policy in the second half of 1998 will be to maintain stability in the foreign exchange markets while keeping consumer prices under close watch. As long as the Asian currency crisis persists, devaluation pressure on the TWD will significantly reduce the Central Bank's ability to lower interest rates and expand the money supply. However, we believe the Central Bank may likely have to relax its monetary policy later this year when it sees stabilization of Asian currencies, reduced

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
inflationary pressure, increased capital demand and perhaps still slower exports. Furthermore, in the longer term, the Central Bank may continue to adjust reserve requirement ratios downward to improve the competitiveness of Taiwan's banks.

ECONOMIC GROWTH

    First-quarter 1998 GDP growth of 5.9 % was lower than the year 1997's rate of 6.8% due to weak trade figures, lower domestic demand growth and down-trending industrial production growth (4.1% YOY in the first five months, as compared to 8.5% YOY in the fourth quarter of 1997). Considering the sluggish demand from most Asian countries (with exports to Asia declining by 16% YOY in the first half), declining leading indicators and lower private consumption caused by stock price deflation, GDP growth in the second quarter of 1998 is estimated to have been around only 5.0%.

    Looking forward, the sharp decline in Asian demand has called for a conservative forecast of Taiwan's economic growth for the second half of 1998. The currency turmoil in Asia and sharp fall of Taiwan's equity market may slow private consumption growth and corporate investments. A combination of weak external demand and the depreciation in regional currencies has resulted in severe pricing pressure in many of Taiwan's export industries. The whole region's demand should remain weak throughout 1998. Taiwan's economic growth will probably be lower due to negative export growth and the negative wealth-effect on private consumption and private investment. Nonetheless, the Taiwanese government will continue to speed up investment through land development and infrastructure construction. Domestic demand will serve as an important driving force for GDP growth. The GDP growth forecast is 5.5% in 1998, which is better than that forecast for most of its Asian neighbors.

POLITICAL REVIEW AND OUTLOOK

    In the first half of 1998, both Taiwan and China called for the reopening of the cross-strait talks, but no progress has been made. China would like to jump directly into political discussions with the goal of setting a firm plan for reunification. Taiwan is aiming for a slower approach that would, in the early stages, focus on discussions regarding technical matters, such as cultural and academic exchanges. Although President Clinton's visit to China in June caused some concern, this visit was concluded with no change in US policy toward Taiwan. At the same time, President Clinton urged that reunification should be achieved peacefully and encouraged further contact between China and Taiwan. After a three-year interruption, China, after the Clinton-Jiang summit, invited Taiwan's representative to resume talks in September 1998 and the invitation was accepted by the Taiwan side. If negotiations go smoothly, economic cooperation between Taiwan and China could be enhanced. This improved cooperation would be viewed as a positive for Taiwan's stock market.

    On the domestic front, legislative and Taipei and Kaohsiung mayoral elections will be held in December 1998. The ruling Kuomingtang Party will face pressure to maintain its majority in the Taiwanese congress. This election may bring more uncertainty for the bourse for the fourth quarter of 1998. As for the results, they are expected to be neutral to the market no matter which party wins.

STOCK MARKET OUTLOOK

    The sharp devaluation in Asian currencies since late 1997 has weakened purchasing power and hurt local businesses. Several cyclical industries, such as textiles, plastics, steel and DRAM chips, have suffered from weak demand and stiff competition in the export market. The weak demand may persist into the second half of 1998.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
Economic and corporate earnings growth are projected to be lower in 1998 than in 1997. In the short-term, the Japanese government's restructuring and yen stabilization may help a rebound in the Asia market and Taiwan. However, the Taiwanese market may remain volatile, given the high selling pressure and still-unstable regional economic conditions. As Japan's medium-term economic outlook remains uncertain, the yen may further depreciate to reflect Japan's weak economy. In turn, this may affect the direction of the TWD and Taiwan's stock market sentiment. However, on the downside, the market has historically found floors at prospective price-to-earnings ratios of 18 times, which would be around the 7,200 level. Considering the still good corporate earnings and reasonable valuations in the market, the Fund's management expects that the 7,200 level should be a good support.

    The IMF forecasts that economic growth in Asian countries will be much lower in 1998 than in 1997. Taiwan's GDP is estimated to grow at 5.5%, much lower than last year's 6.8%. However, Taiwan looks relatively sound as compared to the countries hard-hit by the financial turmoil. Given its relatively sound financial condition, relatively healthy economic growth, and expected moderate 12% earnings growth in 1998, Taiwan should remain an attractive market in which to invest. In addition, newly approved equity funds amounting to TWD 70 billion may start to invest in the market in July, which may enhance liquidity. Stabilization of Asian currencies plus the expected better earnings prospects of the electronics sector may attract buying from investors. Increased liquidity plus the electronics sector's coming peak season may push the market higher in the third quarter. Nonetheless, due to the moderate liquidity condition, slower economic growth and moderate earnings growth, the 8,800 level could provide strong resistance. In December, the legislative elections will be held. The election results will influence Taiwan's economy as well as its China policy. Uncertainty on the bourse will emerge again, which may cause the bourse to slide in the fourth quarter of 1998 before the congressional election.

FUND PERFORMANCE AND STRATEGY

    As of June 30, 1998, the Fund's total assets were USD 56 million, equivalent to USD 12.36 per share. For the year-to-date, the NAV decreased by 9.4% in USD terms, whereas the TWI decreased by 12.4% in USD terms. Thus, the Fund outperformed the Index by 3.0%.

    In terms of strategy, the Fund's management plans to overweight the electronics and computer sectors. The second-quarter 1998 sales and earnings of some electronics companies were down dramatically due to inventory correction among their US clients. However, the Fund's management expects these to rebound from the third quarter before the peak season. Unit shipments have been rising due to the end of the inventory adjustment, as well as due to Intel's recent CPU price cuts and the launch of WINDOWS 98. The 15% PC growth in 1998 forecasted by the electronics research company Dataquest will probably be achievable. Considering their global comparative advantage in manufacturing, Taiwanese PC-related producers may benefit from the outsourcing trend of major US companies. Downstream electronics producers will continue to increase market share in a wide range of product categories. Therefore, the electronics and computer sectors remain as the Fund's favorite sectors. The Fund favors selected shares with stable earnings growth in non-classified sectors. In addition, the Fund also favors China-related shares in view of good earnings potential from their China operations. On the other hand, the Fund may underweight the steel, textile, DRAM chip and plastics sectors because of the fierce price competition and weak demand in the Asian region. The Fund may also underweight the financial and property sectors because of their bleak earnings outlook.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000. After analysis of these issues, the management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations. In addition, the management of the Fund has sought assurances from the Fund's service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000, and the management of the Fund will continue to monitor the situation. At this time, however, no assurances can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect to their respective operations, and consequently to the Fund, attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Mr. Victor Shih has been the Fund's portfolio manager since January 1, 1996 and is responsible for the day-to-day management of the Fund's portfolio. Mr. Shih joined Daiwa Asset Management (H.K.) Ltd. ("DAM") in May 1995 and is currently a Senior Portfolio Manager with the company specializing in the Taiwan market. Prior to joining DAM, from 1990 to mid-1995, Mr. Shih worked for the Taipei Branch of ABN - AMRO Bank where he was Assistant Vice President in charge of company/industry analysis, credit analysis, and marketing corporate financial products to clients.

    We would like to thank you for your continuing support and interest in The Taiwan Equity Fund, Inc.

Sincerely,

/s/ Shuichi Komori                          /s/ Sadamu Tsuneishi
SHUICHI KOMORI                              SADAMU TSUNEISHI
CHAIRMAN OF THE BOARD                       PRESIDENT

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
TAIWANESE COMMON STOCKS--92.57%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
AUTOMOTIVE--4.51%
 1,800,000  Yue Loong Motor Company............  $  2,509,971
                                                 ------------
COMMERCIAL BANKS--2.66%
 1,060,970  Chinatrust Commercial Bank.........     1,047,040
   234,000  Hua Nan Commercial Bank............       435,970
                                                 ------------
                                                    1,483,010
                                                 ------------
COMPUTERS--12.74%
   400,379  Acer Inc...........................       480,208
   273,600  Acer Sertek Inc....................       380,719
   300,000  Asustek Computer Inc...............     2,454,077
   615,613  Compal Electronics Inc.............     1,657,716
   518,080  Inventec Co., Ltd..................     1,643,932
   405,000  Twinhead International Corp........       476,318
                                                 ------------
                                                    7,092,970
                                                 ------------
CONSTRUCTION ENGINEERING--5.92%
 1,396,800  BES Engineering Corp...............       845,781
   869,200  Cathay Construction Corp...........       609,814
 1,053,000  Chief Construction Corp............     1,195,511
 1,100,000  Goldsun Development & Construction
             Co., Ltd..........................       643,649
                                                 ------------
                                                    3,294,755
                                                 ------------
ELECTRICAL MACHINERY--5.75%
 1,357,164  Phoenixtec Power Co. Ltd...........     3,200,206
                                                 ------------
ELECTRONICS--18.13%
    48,000  Compeq Manufacturing Co. Ltd.......       255,713

  SHARES                                            VALUE
----------                                       ------------
   536,250  D-Link Corp........................  $  1,209,845
   500,000  Delta Electronics, Inc.............     1,673,896
   458,230  Hon-Hai Precision Industrial
             Corp..............................     2,321,097
   260,000  Macronix International Co., Ltd....       237,664
 1,152,000  Taiwan Liton Electronic Co.,
             Ltd...............................     2,313,994
   507,000  WUS Printed Circuit Co., Ltd.......       922,462
   700,000  Yageo Corp.........................     1,161,538
                                                 ------------
                                                   10,096,209
                                                 ------------
FINANCIAL SERVICES--4.13%
   600,000  Capital Securities Corp............       520,509
   600,000  Mitac International Corp...........     1,170,272
   444,600  Yuanta Securities Corp.............       612,197
                                                 ------------
                                                    2,302,978
                                                 ------------
LIFE INSURANCE--3.12%
   207,138  Cathay Life Insurance Co., Ltd.....       633,155
   550,000  Shin Kong Life Insurance Co.,
             Ltd...............................     1,104,771
                                                 ------------
                                                    1,737,926
                                                 ------------
MISCELLANEOUS--4.17%
   300,000  Janfusum Fancyworld................       506,535
   225,000  Pou Chen Corp......................       592,778
   389,230  Taiwan SECOM Corp..................     1,223,744
                                                 ------------
                                                    2,323,057
                                                 ------------
PLASTICS--3.15%
   328,000  China Petrochemical Development
             Corp..............................       255,899

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

TAIWANESE COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------

PLASTICS (CONCLUDED)
 1,106,310  Nan Ya Plastics Corp...............  $  1,500,802
                                                 ------------
                                                    1,756,701
                                                 ------------
REAL ESTATE--6.29%
 1,680,000  Bao Chen Construction Corp.........       738,494
   625,000  Delpha Construction Corp...........       818,753
 1,000,000  Kindom Construction Co., Ltd.......     1,528,340
   402,590  Sun Splendor Co., Ltd..............       419,572
                                                 ------------
                                                    3,505,159
                                                 ------------
RETAIL--2.12%
   266,400  Chun Hsin Co., Ltd.................       223,351
   300,000  President Chain Store Corp.........       956,304
                                                 ------------
                                                    1,179,655
                                                 ------------
SEMICONDUCTORS--14.16%
   561,376  Advanced Semiconductor Engineering
             Inc...............................       956,027
   660,000  Holtek Microelectronics, Inc.......       518,762
 1,360,000  Siliconware Precision Industries
             Co., Ltd..........................     1,975,605
 1,595,000  Taiwan Semiconductor Manufacturing
             Co................................     3,296,702
   989,900  United Microelectonics Corp........     1,138,280
                                                 ------------
                                                    7,885,376
                                                 ------------
SHIPS & SHIPPING--3.97%
 1,000,000  Wan Hai Lines......................     1,149,894
 1,700,000  Yang Ming Marine Transport Corp....     1,064,016
                                                 ------------
                                                    2,213,910
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------

STEEL--0.97%
   880,000  China Steel Corp...................  $    537,976
                                                 ------------
TEXTILE--0.78%
   560,000  Far Eastern Textile Ltd............       433,641
                                                 ------------
Total Taiwanese Common Stocks
  (Cost--$55,579,959)..........................    51,553,500
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--7.64%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
NEW TAIWAN DOLLAR SAVINGS ACCOUNT--6.73%
  $129,896  International Commercial Bank of
             China, 1.50% (Payable on
             Demand)...........................     3,752,316
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.91%
       506  Bank of New York, 3.6% due
             7/1/98............................       506,263
                                                 ------------
Total Short-Term Investments
  (Cost--$4,263,161)...........................     4,258,579
                                                 ------------
Total Investments--100.21%
  (Cost--$59,843,120)..........................    55,812,079

Liabilities in excess of other
  assets--(0.21)%..............................      (119,539)
                                                 ------------
NET ASSETS (Applicable to 4,507,318 shares of
  capital stock outstanding; equivalent to
  $12.36 per share)--100.00%...................  $ 55,692,540
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
JUNE 30, 1998 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Electronics........................    18.13%
Semiconductors.....................    14.16
Computers..........................    12.74
Real Estate........................     6.29
Construction Engineering...........     5.92
Electrical Machinery...............     5.75
Automotive.........................     4.51
Miscellaneous......................     4.17
Financial Services.................     4.13
Ships & Shipping...................     3.97

TEN LARGEST COMMON STOCK
POSITIONS HELD
JUNE 30, 1998 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Taiwan Semiconductor
  Manufacturing Co.................     5.92%
Phoenixtec Power Co. Ltd...........     5.75
Yue Loong Motor Company............     4.51
Asustek Computer Inc...............     4.41
Hon-Hai Precision Industrial
Corp...............................     4.17
Taiwan Liton Electronic Co.,
Ltd................................     4.15
Siliconware Precision
  Industries Co., Ltd..............     3.55
Delta Electronics, Inc.............     3.01
Compal Electronics Inc.............     2.98
Inventec Co., Ltd..................     2.95

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$59,843,120).......................    $ 55,812,079
  Interest and dividends receivable..........          81,019
  Deferred organizational expenses...........          18,011
  Prepaid expenses...........................          59,896
                                                 ------------
    Total assets.............................      55,971,005
                                                 ------------
LIABILITIES
  Payable to investment manager..............          63,393
  Payable to administrator...................          10,788
  Accrued expenses and other liabilities.....         204,284
                                                 ------------
    Total liabilities........................         278,465
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   4,507,318 shares issued and outstanding...          45,073
  Paid-in capital in excess of par value.....      58,365,691
  Accumulated net investment loss............        (727,283)
  Undistributed net realized gain on
   investments and foreign currency
   transactions..............................       2,040,473
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (4,031,414)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 55,692,540
                                                 ------------
                                                 ------------
        NET ASSET VALUE PER SHARE............    $      12.36
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $30,767)..................................    $    123,069
  Interest (net of withholding taxes of
   $6,729)...................................          33,795
                                                 ------------
    Total investment income..................         156,864
                                                 ------------
EXPENSES:
  Investment management fee..................         395,278
  Taiwan stock dividend tax..................         215,833
  Administration fee.........................          73,288
  Custodian fees and expenses................          48,092
  Audit and tax services.....................          30,399
  Legal fees and expenses....................          29,753
  Reports and notices to shareholders........          29,130
  Directors' fees and expenses...............          19,961
  Insurance expense..........................          17,238
  Amortization of organizational expenses....           9,751
  Transfer agency fee and expenses...........           6,045
  Other......................................           9,379
                                                 ------------
    Total expenses...........................         884,147
                                                 ------------
NET INVESTMENT LOSS..........................        (727,283)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........       2,796,855
  Net realized foreign currency transaction
   losses....................................        (277,468)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      (8,104,732)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         540,114
                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................      (5,045,231)
                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ (5,772,514)
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                    MONTHS
                                                    ENDED         FOR THE YEAR
                                                   JUNE 30,          ENDED
                                                     1998         DECEMBER 31,
                                                 (UNAUDITED)          1997
                                                 ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $   (727,283)    $ (1,542,952)
  Net realized gain (loss) on:
    Investments..............................       2,796,855       10,104,026
    Foreign currency transactions............        (277,468)        (313,524)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      (8,104,732)      (1,305,920)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................         540,114           11,016
                                                 ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations.................      (5,772,514)       6,952,646
NET ASSETS:
  Beginning of period........................      61,465,054       54,512,408
                                                 ------------     ------------
  End of period..............................    $ 55,692,540     $ 61,465,054
                                                 ------------     ------------
                                                 ------------     ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Taiwan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on January 12, 1994. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Prior to commencing operations on July 25, 1994, the Fund had no operations other than the sale of 7,120 shares of common stock for a total of $100,036 on July 19, 1994 to Daiwa Securities America Inc. ("DSA"), the lead underwriter of the Fund and an affiliate of Daiwa Securities Trust Company ("DSTC"), the Fund's administrator and custodian and Daiwa Asset Management (H.K.) Ltd., the Fund's investment manager. Organizational costs of approximately $98,000 were deferred and are being amortized on the straight line method over a period of five years beginning with the date on which the Fund commenced investment operations.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    TAX STATUS--The Fund intends to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    During the six months ended June 30, 1998, the Fund was subject to Taiwanese withholding tax of 20% on interest and cash dividends paid to the Fund by Taiwanese corporations. The Fund also receives stock dividends which are recorded as stock splits without recognizing dividend income. However, for certain stock dividends, the Fund is liable for withholding tax of 20% of the par value of shares received. Withholding tax is recorded as an expense on the ex-dividend date, or after the ex-dividend date, but as soon as the Fund is informed of such dividends.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement (the "Management Agreement") with Daiwa Asset Management (H.K.) Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at annual rate of 1.20% of the Fund's average weekly net assets. During the six months ended June 30, 1998, the Fund paid brokerage commissions of $23,829 to Daiwa Securities Co. Ltd. (Taipei Branch), an affiliate of the Manager, in connection with the portfolio transactions.

    The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with National Capital Management Corp. (the "Adviser"), which provides general and specific investment advice to the Manager with the respect to the Fund's assets. The Manager pays the Adviser a monthly fee at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets and 0.06% of the Fund's average weekly net assets in excess of $100 million. During the six months ended June 30, 1998, there were no commissions paid by the Fund to affiliates of the Adviser in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. However, for the six months ended June 30, 1998, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside the United States. DSTC has appointed The International Commercial Bank of China ("ICBC") to act as the subcustodian for all of the cash and securities of the Fund held in Taiwan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended June 30, 1998, DSTC earned $17,963 from the Fund for its custodial services, excluding the fees and expenses of ICBC.

    At June 30, 1998, the Fund owed to DSTC $10,788 and $18,600 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to ICBC totalling $15,961.

    During the six months ended June 30, 1998, the Fund paid or accrued $29,753 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at June 30, 1998 was $55,579,959, excluding $4,263,161 of short-term investments. At that date, for federal income tax purposes, the net unrealized depreciation on investments, excluding short-term securities, of $4,026,459 was composed of gross appreciation of $6,033,308 for those investments having an excess of value over cost, and gross depreciation of $10,059,767 for

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------
those investments having an excess of cost over value. For the six months ended June 30, 1998, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $20,929,463 and $21,172,204, respectively.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 4,507,318 shares outstanding at June 30, 1998, DSA owned 7,318 shares.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                      FOR THE                                             FOR THE
                                                        SIX                                                PERIOD
                                                       MONTHS                                             JULY 25,
                                                       ENDED              FOR THE YEARS ENDED            1994* TO,
                                                      JUNE 30,                DECEMBER 31,                DECEMBER
                                                        1998      ------------------------------------      31,
                                                     (UNAUDITED)     1997         1996         1995         1994
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period..............      $ 13.64      $ 12.09       $ 9.65      $ 14.10      $ 14.05
                                                     ----------   ----------   ----------   ----------   ----------
Net investment loss...............................       (0.16)       (0.34)       (0.21)       (0.21)         0.18
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions....       (1.12)         1.89         2.65       (3.94)         0.06
                                                     ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value
 resulting from operations........................       (1.28)         1.55         2.44       (4.15)         0.24
                                                     ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net investment income...........................       --           --           --           (0.17)       --
  Net realized gains from investments and foreign
   currency transactions..........................       --           --           --           (0.13)       --
                                                     ----------   ----------   ----------   ----------   ----------
    Total dividends and distributions to
     shareholders.................................       --           --           --           (0.30)       --
                                                     ----------   ----------   ----------   ----------   ----------
Offering costs charged to paid-in capital in
 excess of par value..............................       --           --           --           --           (0.19)
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period....................      $ 12.36      $ 13.64      $ 12.09       $ 9.65      $ 14.10
                                                     ----------   ----------   ----------   ----------   ----------
                                                     ----------   ----------   ----------   ----------   ----------
Per share market value, end of period.............      $ 9.313     $ 11.375     $ 10.125     $ 10.625     $ 11.875
                                                     ----------   ----------   ----------   ----------   ----------
                                                     ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment of dividends.....      (18.13)%       12.35%      (4.71)%      (8.04)%     (15.48)%+
  Based on net asset value at beginning and end of
   period, assuming reinvestment of dividends.....       (9.38)%       12.82%       25.28%     (29.66)%        0.36%+
Ratios and supplemental data:
  Net assets, end of period (in millions).........       $ 55.7       $ 61.5       $ 54.5       $ 43.5       $ 63.6
  Ratios to average net assets of:
    Expenses, excluding Taiwan stock dividend
     tax..........................................         2.05%**       2.03%       2.29%        2.34%        2.12%**
    Expenses, including Taiwan stock dividend
     tax..........................................         2.72%**       2.44%       2.80%        2.72%        2.20%**@
    Net investment loss...........................       (2.23)%**     (2.16)%     (1.46)%      (1.88)%        2.96%**
  Portfolio turnover..............................        33.75%       74.22%       94.12%       31.75%        9.33%
  Average commission rate per share++.............     $ 0.0076      $ 0.0060     $ 0.0042       N/A          N/A

--------------------------
  *  Commencement of operations.
 **  Annualized.
  +  Total return is calculated exclusive of sales charges.
  @ The expense ratio for the period ended December 31, 1994 reflects reclassification of certain expenses for comparative purposes.
 ++ For the six months ended June 30, 1998 and for the years ended December 31, 1997 and 1996, the average commission rate paid on trades for which commissions were charged was 0.35%, 0.33% and 0.29% of the principal amount of the trade, respectively.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 5, 1998, the Annual Meeting of Stockholders of The Taiwan Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

    (1) To elect one Class I Director and one Class III Director to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 1999 and 2001, respectively.

               NUMBER OF SHARES/VOTES
-----------------------------------------------------

                                            PROXY
                                          AUTHORITY
NAME OF DIRECTOR    CLASS    VOTED FOR    WITHHELD
----------------  ---------  ---------  -------------
Sadamu Tsuneishi      I      2,152,118    1,147,071
Christina Y. Liu     III     3,268,718       30,471

    In addition to the Directors elected at the Meeting, Shuichi Komori, Martin
J. Gruber and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.

    (2) To ratify the selection of PricewaterhouseCoopers LLP (formerly, Price Waterhouse LLP) as independent accountants of the Fund for its fiscal year ending December 31, 1998.

         NUMBER OF SHARES/VOTES
-----------------------------------------

VOTED FOR   VOTED AGAINST    ABSTENTIONS
---------  ---------------  -------------
3,289,507         6,982           2,700

-----------------------------------------
BOARD OF DIRECTORS

Shuichi Komori, CHAIRMAN
Sadamu Tsuneishi
Martin J. Gruber
Christina Y. Liu
Oren G. Shaffer
-----------------------------------------
OFFICERS
Sadamu Tsuneishi
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
-----------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
-----------------------------------------
INVESTMENT MANAGER
Daiwa Asset Management (H.K.) Ltd.

INVESTMENT ADVISER
National Capital Management Corp.

ADMINISTRATOR AND CUSTODIAN

Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
-----------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

      The
      Taiwan
      ------------------------
      Equity
      ------------------------
      Fund, Inc.
      ------------------------

                                         [ART]
      Semi-Annual Report
      June 30, 1998
      ----------------------------------

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